UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22314

Oppenheimer Corporate Bond Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: July 31

Date of reporting period: 4/30/2018

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS April 30, 2018 Unaudited

	Principal Amount	Value
Mortgage-Backed Obligations—0.1%
Banc of America Mortgage Trust, Series 2007-1, Cl. 1A24, 6.00%, 3/25/37	$34,226	$32,552
WaMu Mortgage Pass-Through Certificates Trust, Series 2005- AR14, Cl. 1A4, 3.406%, 12/25/35[1]	62,082	61,714
Wells Fargo Mortgage-Backed Securities Trust, Series 2006- AR2, Cl. 2A3, 3.765%, 3/25/36[1]	46,724	47,252
Total Mortgage-Backed Obligations (Cost $131,735)		141,518
Corporate Bonds and Notes—91.7%
Consumer Discretionary—13.0%
Auto Components—0.5%
Magna International, Inc., 4.15% Sr. Unsec. Nts., 10/1/25	1,000,000	1,018,461
Automobiles—2.1%
Daimler Finance North America LLC, 8.50% Sr. Unsec. Unsub. Nts., 1/18/31	672,000	959,053
Ford Motor Credit Co. LLC, 3.664% Sr. Unsec. Nts., 9/8/24	1,020,000	979,183
General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43	403,000	427,117
General Motors Financial Co., Inc., 3.15% Sr. Unsec. Nts., 6/30/22	428,000	417,048
Harley-Davidson, Inc., 4.625% Sr. Unsec. Nts., 7/28/45	644,000	628,869
Hyundai Capital America, 1.75% Sr. Unsec. Nts., 9/27/19[2]	475,000	465,009
Volkswagen Group of America Finance LLC, 2.45% Sr. Unsec. Nts., 11/20/19[2]	510,000	504,385
		4,380,664
Diversified Consumer Services—0.5%
Service Corp. International, 4.625% Sr. Unsec. Nts., 12/15/27	1,084,000	1,062,645
Hotels, Restaurants & Leisure—0.5%
Aramark Services, Inc., 5.00% Sr. Unsec. Nts., 4/1/25[2]	1,054,000	1,063,222
Household Durables—1.1%
Lennar Corp., 4.75% Sr. Unsec. Nts., 5/30/25	413,000	403,191
Newell Brands, Inc., 5.00% Sr. Unsec. Nts., 11/15/23	410,000	419,843
PulteGroup, Inc., 5.00% Sr. Unsec. Nts., 1/15/27	753,000	736,246
Toll Brothers Finance Corp.:
4.375% Sr. Unsec. Nts., 4/15/23	619,000	621,321
4.875% Sr. Unsec. Nts., 3/15/27	175,000	170,625
		2,351,226
Internet & Catalog Retail—1.2%
Amazon.com, Inc., 4.95% Sr. Unsec. Nts., 12/5/44	540,000	610,271
QVC, Inc., 4.45% Sr. Sec. Nts., 2/15/25	1,940,000	1,894,968
		2,505,239
Media—3.0%
21st Century Fox America, Inc., 4.75% Sr. Unsec. Nts., 11/15/46	741,000	785,279

1      OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Media (Continued)
Charter Communications Operating LLC/Charter Communications Operating Capital, 5.375% Sr. Sec. Nts., 5/1/47	$745,000	$705,517
Comcast Corp.:
2.35% Sr. Unsec. Nts., 1/15/27	849,000	750,617
4.049% Sr. Unsec. Nts., 11/1/52	200,000	181,977
Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24	534,000	537,709
Time Warner Cable LLC, 4.50% Sr. Unsec. Unsub. Nts., 9/15/42	420,000	356,233
Viacom, Inc., 4.375% Sr. Unsec. Nts., 3/15/43	500,000	443,633
Virgin Media Secured Finance plc, 5.25% Sr. Sec. Nts., 1/15/26[2]	1,148,000	1,097,775
WPP Finance 2010, 3.75% Sr. Unsec. Nts., 9/19/24	1,590,000	1,539,115
		6,397,855
Multiline Retail—0.9%
Dollar Tree, Inc.:
4.20% Sr. Unsec. Nts., 5/15/28	850,000	836,866
5.75% Sr. Sec. Nts., 3/1/23	1,032,000	1,076,841
		1,913,707
Specialty Retail—2.3%
AutoZone, Inc., 1.625% Sr. Unsec. Nts., 4/21/19	78,000	77,265
Best Buy Co., Inc., 5.50% Sr. Unsec. Nts., 3/15/21	799,000	839,979
Home Depot, Inc. (The), 3.50% Sr. Unsec. Nts., 9/15/56	850,000	741,501
L Brands, Inc., 5.625% Sr. Unsec. Nts., 2/15/22	1,071,000	1,116,625
Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24	697,000	679,020
Sally Holdings LLC/Sally Capital, Inc., 5.625% Sr. Unsec. Nts., 12/1/25	455,000	447,037
Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24	1,022,000	973,774
		4,875,201
Textiles, Apparel & Luxury Goods—0.9%
Hanesbrands, Inc., 4.875% Sr. Unsec. Nts., 5/15/26[2]	1,055,000	1,023,350
Levi Strauss & Co., 5.00% Sr. Unsec. Nts., 5/1/25	882,000	890,820
		1,914,170
Consumer Staples—8.5%
Beverages—3.3%
Anheuser-Busch InBev Finance, Inc.:
3.65% Sr. Unsec. Nts., 2/1/26	1,206,000	1,179,403
4.90% Sr. Unsec. Nts., 2/1/46	663,000	685,146
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	650,000	952,722
Bacardi Ltd., 4.70% Sr. Unsec. Nts., 5/15/28[2]	1,135,000	1,129,997
Diageo Capital plc, 3.875% Sr. Unsec. Unsub. Nts., 4/29/43	410,000	402,554
Molson Coors Brewing Co.:
1.45% Sr. Unsec. Nts., 7/15/19	169,000	165,870

2      OPPENHEIMER CORPORATE BOND FUND

	Principal Amount	Value
Beverages (Continued)
Molson Coors Brewing Co.: (Continued)
2.10% Sr. Unsec. Nts., 7/15/21	$1,200,000	$1,150,746
4.20% Sr. Unsec. Nts., 7/15/46	140,000	127,578
Pernod Ricard SA, 4.25% Sr. Unsec. Nts., 7/15/22[2]	1,100,000	1,130,653
		6,924,669
Food & Staples Retailing—1.3%
CVS Health Corp., 5.05% Sr. Unsec. Nts., 3/25/48	1,232,000	1,260,604
Kroger Co., 4.45% Sr. Unsec. Nts., 2/1/47	700,000	640,282
Walmart, Inc., 3.625% Sr. Unsec. Nts., 12/15/47	925,000	872,702
		2,773,588
Food Products—3.1%
Archer-Daniels-Midland Co., 4.016% Sr. Unsec. Nts., 4/16/43	625,000	604,376
Bunge Ltd. Finance Corp.:
3.25% Sr. Unsec. Nts., 8/15/26	810,000	743,509
8.50% Sr. Unsec. Nts., 6/15/19	893,000	944,535
Campbell Soup Co., 4.15% Sr. Unsec. Nts., 3/15/28	53,000	51,459
General Mills, Inc., 4.70% Sr. Unsec. Nts., 4/17/48	339,000	329,369
Kraft Heinz Foods Co., 3.95% Sr. Unsec. Nts., 7/15/25	870,000	857,010
Lamb Weston Holdings, Inc., 4.875% Sr. Unsec. Nts., 11/1/26[2]	1,104,000	1,097,100
Smithfield Foods, Inc., 2.70% Sr. Unsec. Nts., 1/31/20[2]	551,000	542,624
TreeHouse Foods, Inc., 6.00% Sr. Unsec. Nts., 2/15/24[2]	583,000	582,271
Tyson Foods, Inc., 3.55% Sr. Unsec. Nts., 6/2/27	773,000	734,832
		6,487,085
Tobacco—0.8%
Altria Group, Inc., 3.875% Sr. Unsec. Nts., 9/16/46	695,000	614,247
BAT Capital Corp., 3.557% Sr. Unsec. Nts., 8/15/27[2]	485,000	455,394
Reynolds American, Inc., 5.85% Sr. Unsec. Nts., 8/15/45	558,000	628,281
		1,697,922
Energy—5.6%
Energy Equipment & Services—0.5%
Halliburton Co., 5.00% Sr. Unsec. Nts., 11/15/45	423,000	451,995
Helmerich & Payne International Drilling Co., 4.65% Sr. Unsec. Nts., 3/15/25	640,000	661,255
		1,113,250
Oil, Gas & Consumable Fuels—5.1%
Anadarko Petroleum Corp.:
4.50% Sr. Unsec. Nts., 7/15/44	226,000	213,933
6.20% Sr. Unsec. Nts., 3/15/40	379,000	442,308
Andeavor, 5.125% Sr. Unsec. Nts., 12/15/26	915,000	966,628
Andeavor Logistics LP/Tesoro Logistics Finance Corp.:
4.25% Sr. Unsec. Nts., 12/1/27	789,000	768,103
5.25% Sr. Unsec. Nts., 1/15/25	664,000	683,090
Apache Corp., 4.75% Sr. Unsec. Nts., 4/15/43	725,000	706,359
Buckeye Partners LP, 3.95% Sr. Unsec. Nts., 12/1/26	364,000	343,016

3      OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
ConocoPhillips Co.:
4.95% Sr. Unsec. Nts., 3/15/26	$90,000	$97,070
5.95% Sr. Unsec. Nts., 3/15/46	330,000	421,395
Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	450,000	450,892
Energy Transfer Partners LP, 5.30% Sr. Unsec. Nts., 4/15/47	389,000	363,364
Enterprise Products Operating LLC:
4.85% Sr. Unsec. Nts., 8/15/42	368,000	383,098
4.90% Sr. Unsec. Nts., 5/15/46	325,000	335,867
Kinder Morgan, Inc.:
5.20% Sr. Unsec. Nts., 3/1/48	136,000	133,269
5.55% Sr. Unsec. Nts., 6/1/45	840,000	858,549
Noble Energy, Inc., 5.05% Sr. Unsec. Nts., 11/15/44	310,000	321,452
Sabine Pass Liquefaction LLC, 4.20% Sr. Sec. Nts., 3/15/28	705,000	685,631
Shell International Finance BV, 4.00% Sr. Unsec. Nts., 5/10/46	505,000	493,780
Sunoco Logistics Partners Operations LP, 4.00% Sr. Unsec. Nts., 10/1/27	850,000	794,386
TransCanada PipeLines Ltd., 7.625% Sr. Unsec. Nts., 1/15/39	464,000	635,138
Williams Partners LP, 3.75% Sr. Unsec. Nts., 6/15/27	596,000	561,144
		10,658,472
Financials—26.9%
Capital Markets—6.1%
Apollo Management Holdings LP, 4.00% Sr. Unsec. Nts., 5/30/24[2]	330,000	326,481
Bank of New York Mellon Corp. (The), 3.00% Sub. Nts., 10/30/28	423,000	386,338
Blackstone Holdings Finance Co. LLC, 3.15% Sr. Unsec. Nts., 10/2/27[2]	425,000	400,724
Brookfield Asset Management, Inc., 4.00% Sr. Unsec. Nts., 1/15/25	331,000	327,630
Credit Suisse Group AG, 3.869% [US0003M+141] Sr. Unsec. Nts., 1/12/29[2,3]	624,000	592,697
Credit Suisse Group Funding Guernsey Ltd.:
3.80% Sr. Unsec. Nts., 9/15/22	420,000	420,298
3.80% Sr. Unsec. Nts., 6/9/23	600,000	597,396
E*TRADE Financial Corp., 5.875% [US0003M+443.5] Jr. Sub. Perpetual Bonds[3,4]	1,062,000	1,088,550
Goldman Sachs Group, Inc. (The):
3.50% Sr. Unsec. Nts., 11/16/26	591,000	560,333
3.75% Sr. Unsec. Nts., 2/25/26	440,000	426,676
5.15% Sub. Nts., 5/22/45	650,000	672,969
Macquarie Group Ltd., 3.763% [US0003M+137.2] Sr. Unsec. Nts., 11/28/28[2,3]	841,000	785,717
Morgan Stanley:
3.875% Sr. Unsec. Nts., 1/27/26	1,370,000	1,350,308
5.00% Sub. Nts., 11/24/25	1,414,000	1,467,578
MSCI, Inc., 4.75% Sr. Unsec. Nts., 8/1/26[2]	1,078,000	1,070,831
Northern Trust Corp., 3.375% [US0003M+113.1] Sub. Nts., 5/8/32[3]	452,000	424,767

4      OPPENHEIMER CORPORATE BOND FUND

	Principal Amount	Value
Capital Markets (Continued)
Raymond James Financial, Inc., 3.625% Sr. Unsec. Nts., 9/15/26	$650,000	$629,809
TD Ameritrade Holding Corp., 3.30% Sr. Unsec. Nts., 4/1/27	578,000	558,193
UBS Group Funding Switzerland AG, 4.125% Sr. Unsec. Nts., 9/24/25[2]	850,000	845,802
		12,933,097
Commercial Banks—13.4%
ABN AMRO Bank NV, 4.40% [USSW5+219.7] Sub. Nts., 3/27/28[3]	1,150,000	1,149,856
Australia & New Zealand Banking Group Ltd. (New York), 2.625% Sr. Unsec. Nts., 5/19/22	951,000	922,870
Banco Santander SA, 4.379% Sr. Unsec. Nts., 4/12/28	800,000	791,475
Bank of America Corp.:
3.248% Sr. Unsec. Nts., 10/21/27	846,000	787,909
7.75% Jr. Sub. Nts., 5/14/38	801,000	1,089,898
Barclays plc, 4.375% Sr. Unsec. Nts., 1/12/26	1,145,000	1,134,637
BB&T Corp., 2.85% Sr. Unsec. Nts., 10/26/24	855,000	815,339
BNP Paribas SA, 4.625% Sub. Nts., 3/13/27[2]	730,000	731,377
BPCE SA, 4.50% Sub. Nts., 3/15/25[2]	645,000	641,399
Citigroup, Inc.:
3.50% Sub. Nts., 5/15/23	370,000	363,011
3.668% [US0003M+139] Sr. Unsec. Nts., 7/24/28[3]	1,000,000	954,106
4.281% [US0003M+183.9] Sr. Unsec. Nts., 4/24/48[3]	484,000	472,383
4.30% Sub. Nts., 11/20/26	445,000	438,919
4.45% Sub. Nts., 9/29/27	419,000	416,076
Citizens Bank NA (Providence RI):
2.55% Sr. Unsec. Nts., 5/13/21	547,000	535,468
2.65% Sr. Unsec. Nts., 5/26/22	232,000	224,288
Commonwealth Bank of Australia, 3.15% Sr. Unsec. Nts., 9/19/27[2]	816,000	766,589
Compass Bank, 2.875% Sr. Unsec. Nts., 6/29/22	982,000	946,007
Cooperatieve Rabobank UA, 2.75% Sr. Unsec. Nts., 1/10/23	1,100,000	1,065,844
Credit Agricole SA, 4.375% Sub. Nts., 3/17/25[2]	1,180,000	1,165,885
Fifth Third Bank (Cincinnati OH), 3.85% Sub. Nts., 3/15/26	505,000	495,355
First Republic Bank, 4.375% Sub. Nts., 8/1/46	437,000	423,285
Huntington Bancshares, Inc., 3.15% Sr. Unsec. Nts., 3/14/21	546,000	543,954
Intesa Sanpaolo SpA, 3.875% Sr. Unsec. Nts., 7/14/27[2]	862,000	810,411
JPMorgan Chase & Co.:
3.54% [US0003M+138] Sr. Unsec. Nts., 5/1/28[3]	873,000	833,116
3.782% [US0003M+133.7] Sr. Unsec. Nts., 2/1/28[3]	1,749,000	1,697,521
3.897% [US0003M+122] Sr. Unsec. Nts., 1/23/49[3]	500,000	450,693
4.26% [US0003M+158] Sr. Unsec. Nts., 2/22/48[3]	379,000	366,242
KeyBank NA (Cleveland OH), 3.40% Sub. Nts., 5/20/26	760,000	724,083
Lloyds Banking Group plc:
6.413% [US0003M+149.5] Jr. Sub. Perpetual Bonds[2,3,4]	105,000	113,138
6.657% [US0003M+127] Jr. Sub. Perpetual Bonds[3,4,5]	565,000	613,025
PNC Financial Services Group, Inc. (The), 3.15% Sr. Unsec. Nts., 5/19/27	855,000	810,582

5      OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial Banks (Continued)
RBS Capital Trust II, 6.425% [US0003M+194.25] Jr. Sub. Perpetual Bonds[3,4]	$640,000	$736,000
Regions Bank (Birmingham AL):
2.75% Sr. Unsec. Nts., 4/1/21	501,000	492,969
7.50% Sub. Nts., 5/15/18	250,000	250,441
Regions Financial Corp., 2.75% Sr. Unsec. Nts., 8/14/22	492,000	474,770
SunTrust Bank (Atlanta GA), 3.30% Sub. Nts., 5/15/26	380,000	359,937
Synovus Financial Corp., 3.125% Sr. Unsec. Nts., 11/1/22	625,000	599,594
US Bancorp:
3.10% Sub. Nts., 4/27/26	530,000	498,803
3.15% Sr. Unsec. Nts., 4/27/27	231,000	219,043
Wells Fargo & Co.:
3.584% [US0003M+131] Sr. Unsec. Nts., 5/22/28[3]	773,000	737,253
4.75% Sub. Nts., 12/7/46	608,000	597,629
		28,261,180
Consumer Finance—0.8%
American Express Credit Corp., 3.30% Sr. Unsec. Nts., 5/3/27	579,000	554,069
Capital One Financial Corp., 3.20% Sr. Unsec. Nts., 2/5/25	400,000	377,954
Discover Financial Services, 3.75% Sr. Unsec. Nts., 3/4/25	462,000	446,636
Electricite de France SA, 6.50% Sr. Unsec. Nts., 1/26/19[2]	340,000	349,309
		1,727,968
Diversified Financial Services—1.3%
Berkshire Hathaway Energy Co.:
2.00% Sr. Unsec. Nts., 11/15/18	127,000	126,654
3.80% Sr. Unsec. Nts., 7/15/48[2]	368,000	344,230
Burlington Northern Santa Fe LLC, 3.90% Sr. Unsec. Nts., 8/1/46	550,000	527,018
PacifiCorp, 4.10% Sr. Sec. Nts., 2/1/42	170,000	171,207
Peachtree Corners Funding Trust, 3.976% Sr. Unsec. Nts., 2/15/25[2]	381,000	376,775
Voya Financial, Inc.:
4.70% [US0003M+208.4] Jr. Sub. Nts., 1/23/48[2,3]	231,000	208,532
5.65% [US0003M+358] Jr. Sub. Nts., 5/15/53[3]	873,000	891,770
		2,646,186
Insurance—3.4%
AXA Equitable Holdings, Inc., 4.35% Sr. Unsec. Nts., 4/20/28[2]	581,000	567,103
AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45	666,000	651,514
Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	785,000	802,664
Brighthouse Financial, Inc., 3.70% Sr. Unsec. Nts., 6/22/27[2]	246,000	222,916
CNA Financial Corp., 3.45% Sr. Unsec. Nts., 8/15/27	837,000	785,592
Hartford Financial Services Group, Inc. (The), 4.40% Sr. Unsec. Nts., 3/15/48	657,000	650,783
Lincoln National Corp., 3.80% Sr. Unsec. Nts., 3/1/28	653,000	635,499
Manulife Financial Corp., 4.061% [USISDA05+164.7] Sub. Nts., 2/24/32[3]	567,000	546,544
Marsh & McLennan Cos., Inc., 4.35% Sr. Unsec. Nts., 1/30/47	406,000	406,979

6      OPPENHEIMER CORPORATE BOND FUND

	Principal Amount	Value
Insurance (Continued)
Nuveen Finance LLC, 4.125% Sr. Unsec. Nts., 11/1/24[2]	$756,000	$759,112
Prudential Financial, Inc.:
5.20% [US0003M+304] Jr. Sub. Nts., 3/15/44[3]	725,000	729,531
5.375% [US0003M+303.1] Jr. Sub. Nts., 5/15/45[3]	435,000	440,438
		7,198,675
Real Estate Investment Trusts (REITs)—1.9%
American Tower Corp.:
2.80% Sr. Unsec. Nts., 6/1/20	200,000	198,422
3.60% Sr. Unsec. Nts., 1/15/28	830,000	775,867
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	330,000	342,334
Crown Castle International Corp.:
3.40% Sr. Unsec. Nts., 2/15/21	700,000	700,899
3.65% Sr. Unsec. Nts., 9/1/27	720,000	675,458
Lamar Media Corp., 5.75% Sr. Unsec. Nts., 2/1/26	1,040,000	1,075,750
VEREIT Operating Partnership LP, 3.00% Sr. Unsec. Nts., 2/6/19	180,000	180,038
		3,948,768
Health Care—6.5%
Biotechnology—1.7%
AbbVie, Inc.:
3.60% Sr. Unsec. Nts., 5/14/25	993,000	964,875
4.70% Sr. Unsec. Nts., 5/14/45	301,000	296,384
Amgen, Inc., 4.563% Sr. Unsec. Nts., 6/15/48	515,000	510,374
Biogen, Inc., 5.20% Sr. Unsec. Nts., 9/15/45	335,000	350,954
Celgene Corp.:
3.875% Sr. Unsec. Nts., 8/15/25	872,000	855,368
5.00% Sr. Unsec. Nts., 8/15/45	226,000	228,553
Gilead Sciences, Inc., 4.75% Sr. Unsec. Nts., 3/1/46	453,000	468,436
		3,674,944
Health Care Equipment & Supplies—2.0%
Abbott Laboratories, 3.75% Sr. Unsec. Nts., 11/30/26	1,215,000	1,199,009
Becton Dickinson & Co.:
2.404% Sr. Unsec. Nts., 6/5/20	302,000	296,155
3.70% Sr. Unsec. Nts., 6/6/27	1,073,000	1,017,200
Boston Scientific Corp., 4.00% Sr. Unsec. Nts., 3/1/28	761,000	753,974
Hologic, Inc., 4.375% Sr. Unsec. Nts., 10/15/25[2]	39,000	37,635
Medtronic, Inc., 4.625% Sr. Unsec. Nts., 3/15/45	810,000	856,878
		4,160,851
Health Care Providers & Services—1.0%
Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[2]	1,215,000	1,296,675
Laboratory Corp. of America Holdings, 3.60% Sr. Unsec. Nts., 2/1/25	879,000	857,169
		2,153,844

7      OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Life Sciences Tools & Services—1.0%
IQVIA, Inc., 5.00% Sr. Unsec. Nts., 10/15/26[2]	$940,000	$930,600
Thermo Fisher Scientific, Inc.:
3.20% Sr. Unsec. Nts., 8/15/27	723,000	678,308
4.15% Sr. Unsec. Nts., 2/1/24	551,000	561,814
		2,170,722
Pharmaceuticals—0.8%
Allergan Funding SCS, 3.80% Sr. Unsec. Nts., 3/15/25	1,054,000	1,011,811
GlaxoSmithKline Capital, Inc., 6.375% Sr. Unsec. Unsub. Nts., 5/15/38	190,000	246,719
Zoetis, Inc., 3.00% Sr. Unsec. Nts., 9/12/27	363,000	336,199
		1,594,729
Industrials—7.6%
Aerospace & Defense—1.8%
BAE Systems Holdings, Inc., 3.85% Sr. Unsec. Nts., 12/15/25[2]	1,180,000	1,171,118
Hexcel Corp., 3.95% Sr. Unsec. Nts., 2/15/27	549,000	537,667
Huntington Ingalls Industries, Inc., 3.483% Sr. Unsec. Nts., 12/1/27[2]	1,005,000	952,228
Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	450,000	471,000
Textron, Inc., 3.875% Sr. Unsec. Nts., 3/1/25	230,000	227,012
United Technologies Corp.:
1.778% Jr. Sub. Nts., 5/4/18[1]	76,000	75,997
4.50% Sr. Unsec. Nts., 6/1/42	450,000	439,950
		3,874,972
Air Freight & Couriers—0.5%
CH Robinson Worldwide, Inc., 4.20% Sr. Unsec. Nts., 4/15/28	825,000	816,251
United Parcel Service, Inc., 6.20% Sr. Unsec. Nts., 1/15/38	225,000	285,402
		1,101,653
Building Products—0.9%
Allegion US Holding Co., Inc., 3.55% Sec. Nts., 10/1/27	1,113,000	1,037,583
Owens Corning, 3.40% Sr. Unsec. Nts., 8/15/26	1,017,000	954,783
		1,992,366
Electrical Equipment—0.4%
Sensata Technologies BV, 4.875% Sr. Unsec. Nts., 10/15/23[2]	927,000	933,952
Industrial Conglomerates—0.5%
3M Co., 3.625% Sr. Unsec. Nts., 10/15/47	500,000	473,554
GE Capital International Funding Co. Unlimited Co., 3.373% Sr. Unsec. Nts., 11/15/25	507,000	484,145
		957,699
Machinery—1.5%
Caterpillar, Inc., 4.30% Sr. Unsec. Nts., 5/15/44	450,000	470,611
CNH Industrial NV, 3.85% Sr. Unsec. Nts., 11/15/27	832,000	795,609

8      OPPENHEIMER CORPORATE BOND FUND

	Principal Amount	Value
Machinery (Continued)
Ingersoll-Rand Global Holding Co. Ltd., 4.30% Sr. Unsec. Nts., 2/21/48	$399,000	$387,607
Nvent Finance Sarl, 4.55% Sr. Unsec. Nts., 4/15/28[2]	832,000	821,109
Stanley Black & Decker, Inc., 2.451% Sub. Nts., 11/17/18	101,000	100,923
Wabtec Corp., 3.45% Sr. Unsec. Nts., 11/15/26	605,000	564,970
		3,140,829
Road & Rail—1.0%
Canadian Pacific Railway Co., 4.80% Sr. Unsec. Nts., 9/15/35	324,000	351,363
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.40% Sr. Unsec. Nts., 11/15/26[2]	1,129,000	1,060,283
Union Pacific Corp., 4.05% Sr. Unsec. Nts., 11/15/45	600,000	589,239
		2,000,885
Trading Companies & Distributors—1.0%
Air Lease Corp.:
3.25% Sr. Unsec. Nts., 3/1/25	365,000	340,676
3.625% Sr. Unsec. Nts., 4/1/27	409,000	381,994
GATX Corp., 3.50% Sr. Unsec. Nts., 3/15/28	839,000	780,701
United Rentals North America, Inc., 4.625% Sr. Unsec. Nts., 10/15/25	515,000	500,843
		2,004,214
Information Technology—6.6%
Communications Equipment—0.6%
Motorola Solutions, Inc., 4.60% Sr. Unsec. Nts., 2/23/28	1,249,000	1,240,019
Electronic Equipment, Instruments, & Components—0.5%
Arrow Electronics, Inc., 3.875% Sr. Unsec. Nts., 1/12/28	1,075,000	1,012,968
CDW LLC/CDW Finance Corp., 5.50% Sr. Unsec. Nts., 12/1/24	148,000	154,335
		1,167,303
Internet Software & Services—0.4%
VeriSign, Inc.:
4.75% Sr. Unsec. Nts., 7/15/27	495,000	476,438
5.25% Sr. Unsec. Nts., 4/1/25	271,000	278,623
		755,061
IT Services—1.4%
Broadridge Financial Solutions, Inc., 3.40% Sr. Unsec. Nts., 6/27/26	683,000	648,420
DXC Technology Co.:
2.875% Sr. Unsec. Nts., 3/27/20	343,000	340,863
4.75% Sr. Unsec. Nts., 4/15/27	1,099,000	1,128,806
International Business Machines Corp., 3.625% Sr. Unsec. Nts., 2/12/24	950,000	952,496
		3,070,585

9      OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Semiconductors & Semiconductor Equipment—0.3%
Intel Corp., 3.734% Sr. Unsec. Nts., 12/8/47[2]	$631,000	$590,301
Software—2.8%
Autodesk, Inc., 4.375% Sr. Unsec. Nts., 6/15/25	430,000	436,558
Dell International LLC/EMC Corp.:
3.48% Sr. Sec. Nts., 6/1/19[2]	442,000	443,098
6.02% Sr. Sec. Nts., 6/15/26[2]	901,000	955,710
Microsoft Corp., 3.70% Sr. Unsec. Nts., 8/8/46	500,000	472,712
Open Text Corp., 5.625% Sr. Unsec. Nts., 1/15/23[2]	552,000	574,770
Oracle Corp., 5.375% Sr. Unsec. Unsub. Nts., 7/15/40	570,000	662,505
salesforce.com, Inc., 3.70% Sr. Unsec. Nts., 4/11/28	1,100,000	1,090,096
VMware, Inc.:
2.30% Sr. Unsec. Nts., 8/21/20	500,000	486,923
3.90% Sr. Unsec. Nts., 8/21/27	741,000	699,479
		5,821,851
Technology Hardware, Storage & Peripherals—0.6%
Apple, Inc., 4.375% Sr. Unsec. Nts., 5/13/45	775,000	794,240
Hewlett Packard Enterprise Co., 3.60% Sr. Unsec. Nts., 10/15/20	550,000	554,227
		1,348,467
Materials—6.5%
Chemicals—2.6%
CF Industries, Inc., 4.50% Sr. Sec. Nts., 12/1/26[2]	1,402,000	1,404,670
Nutrien Ltd.:
3.375% Sr. Unsec. Nts., 3/15/25	517,000	492,496
4.125% Sr. Unsec. Nts., 3/15/35	296,000	283,223
PolyOne Corp., 5.25% Sr. Unsec. Nts., 3/15/23	915,000	941,306
RPM International, Inc.:
3.45% Sr. Unsec. Unsub. Nts., 11/15/22	875,000	865,884
3.75% Sr. Unsec. Nts., 3/15/27	335,000	322,696
4.25% Sr. Unsec. Nts., 1/15/48	385,000	353,310
Sherwin-Williams Co. (The):
3.95% Sr. Unsec. Nts., 1/15/26	510,000	510,822
4.00% Sr. Unsec. Unsub. Nts., 12/15/42	235,000	215,038
		5,389,445
Construction Materials—0.9%
James Hardie International Finance DAC, 4.75% Sr. Unsec. Nts., 1/15/25[2]	900,000	879,750
LafargeHolcim Finance US LLC, 3.50% Sr. Unsec. Nts., 9/22/26[2]	362,000	342,985
Martin Marietta Materials, Inc., 3.50% Sr. Unsec. Nts., 12/15/27	771,000	723,823
		1,946,558

10      OPPENHEIMER CORPORATE BOND FUND

	Principal Amount	Value
Containers & Packaging—1.5%
International Paper Co.:
3.00% Sr. Unsec. Nts., 2/15/27	$694,000	$628,295
4.80% Sr. Unsec. Nts., 6/15/44	280,000	276,278
Packaging Corp. of America:
3.65% Sr. Unsec. Nts., 9/15/24	223,000	219,009
4.50% Sr. Unsec. Nts., 11/1/23	650,000	669,121
Silgan Holdings, Inc., 4.75% Sr. Unsec. Nts., 3/15/25	660,000	641,916
WestRock Co., 4.00% Sr. Unsec. Nts., 3/15/28[2]	816,000	803,042
		3,237,661
Metals & Mining—1.1%
Anglo American Capital plc:
3.625% Sr. Unsec. Nts., 9/11/24[2]	356,000	340,286
4.00% Sr. Unsec. Nts., 9/11/27[2]	595,000	561,572
ArcelorMittal, 6.125% Sr. Unsec. Nts., 6/1/25	950,000	1,033,125
Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44	440,000	475,822
		2,410,805
Paper & Forest Products—0.4%
Louisiana-Pacific Corp., 4.875% Sr. Unsec. Nts., 9/15/24	811,000	806,945
Telecommunication Services—5.3%
Diversified Telecommunication Services—5.3%
AT&T, Inc.:
4.30% Sr. Unsec. Nts., 2/15/30[2]	1,039,000	1,006,699
4.35% Sr. Unsec. Nts., 6/15/45	1,355,000	1,190,800
4.50% Sr. Unsec. Nts., 3/9/48	1,375,000	1,225,677
5.15% Sr. Unsec. Nts., 2/14/50	800,000	809,310
British Telecommunications plc, 9.125% Sr. Unsec. Nts., 12/15/30	686,000	987,115
Telecom Italia SpA, 5.303% Sr. Unsec. Nts., 5/30/24[2]	1,040,000	1,063,140
Telefonica Emisiones SAU:
4.103% Sr. Unsec. Nts., 3/8/27	128,000	126,554
5.213% Sr. Unsec. Nts., 3/8/47	203,000	211,943
7.045% Sr. Unsec. Unsub. Nts., 6/20/36	595,000	749,326
T-Mobile USA, Inc., 6.50% Sr. Unsec. Nts., 1/15/26	915,000	974,475
Verizon Communications, Inc.:
4.125% Sr. Unsec. Nts., 8/15/46	601,000	527,531
4.522% Sr. Unsec. Nts., 9/15/48	1,567,000	1,452,813
5.15% Sr. Unsec. Nts., 9/15/23	800,000	860,982
		11,186,365
Utilities—5.2%
Electric Utilities—4.2%
AEP Texas, Inc., 3.85% Sr. Unsec. Nts., 10/1/25[2]	632,000	636,933
Alabama Power Co., 4.30% Sr. Unsec. Nts., 1/2/46	350,000	363,646
Cleco Corporate Holdings LLC, 3.743% Sr. Sec. Nts., 5/1/26	658,000	616,633
Duke Energy Corp., 3.15% Sr. Unsec. Nts., 8/15/27	712,000	663,070
Duke Energy Florida LLC, 3.85% Sec. Nts., 11/15/42	620,000	599,956

11      OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Electric Utilities (Continued)
Edison International, 2.95% Sr. Unsec. Nts., 3/15/23	$772,000	$745,693
EDP Finance BV, 3.625% Sr. Unsec. Nts., 7/15/24[2]	989,000	966,154
Emera US Finance LP, 2.15% Sr. Unsec. Nts., 6/15/19	389,000	384,930
Enel Finance International NV, 3.625% Sr. Unsec. Nts., 5/25/27[2]	715,000	675,785
Exelon Corp., 4.45% Sr. Unsec. Nts., 4/15/46	386,000	386,464
FirstEnergy Corp., 3.90% Sr. Unsec. Nts., 7/15/27	880,000	861,726
Florida Power & Light Co., 5.40% Sr. Sec. Nts., 9/1/35	280,000	325,473
ITC Holdings Corp., 5.30% Sr. Unsec. Nts., 7/1/43	323,000	362,811
NextEra Energy Operating Partners LP, 4.25% Sr. Unsec. Nts., 9/15/24[2]	84,000	81,270
Oncor Electric Delivery Co. LLC, 5.30% Sr. Sec. Nts., 6/1/42	350,000	415,918
Pennsylvania Electric Co., 5.20% Sr. Unsec. Nts., 4/1/20	125,000	128,626
Trans-Allegheny Interstate Line Co., 3.85% Sr. Unsec. Nts., 6/1/25[2]	743,000	740,738
		8,955,826
Gas Utilities—0.3%
Atmos Energy Corp., 4.125% Sr. Unsec. Nts., 10/15/44	555,000	563,363
Multi-Utilities—0.7%
Boston Gas Co., 4.487% Sr. Unsec. Nts., 2/15/42[2]	275,000	287,533
Dominion Energy, Inc.:
2.579% Jr. Sub. Nts., 7/1/20	210,000	206,857
4.90% Sr. Unsec. Nts., 8/1/41	250,000	268,774
Niagara Mohawk Power Corp., 2.721% Sr. Unsec. Nts., 11/28/22[2]	370,000	357,445
NiSource, Inc., 6.80% Sr. Unsec. Nts., 1/15/19	62,000	63,710
Virginia Electric & Power Co., 4.45% Sr. Unsec. Nts., 2/15/44	325,000	339,523
		1,523,842
Total Corporate Bonds and Notes (Cost $197,654,641)		193,629,307

	Counterparty	Buy /Sell Protection	Reference Asset	Fixed Rate	Expiration Date	Notional Amount (000’s)
Over-the-Counter Credit Default Swaption Purchased—0.0%
Credit Default Swap maturing 6/20/23 Call[6] (Cost $30,800)	BAC	Buy	CDX. NA.IG.30	0.75%	6/20/18	USD 17,600	14,479

Shares
Investment Companies—6.1%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.67%[7,8]	4,055,324	4,055,324

12      OPPENHEIMER CORPORATE BOND FUND

	Shares	Value
Investment Companies (Continued)
Oppenheimer Limited-Term Bond Fund, Cl. I7	1,958,111	$8,772,339
Total Investment Companies (Cost $13,019,002)		12,827,663
Total Investments, at Value (Cost $210,836,178)	97.9%	206,612,967
Net Other Assets (Liabilities)	2.1	4,488,109
Net Assets	100.0%	$211,101,076

Footnotes to Statement of Investments

1. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $40,086,289 or 18.99% of the Fund’s net assets at period end.

3. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

4. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

5. Restricted security. The aggregate value of restricted securities at period end was $613,025, which represents 0.29% of the Fund’s net assets. See Note 3 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Lloyds Banking Group plc, 6.657% [US0003M+127] Jr. Sub. Perpetual Bonds	02/20/14- 10/24/14	$569,143	$613,025	$43,882

6. Non-income producing security.

7. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares July 31, 2017	Gross Additions	Gross Reductions	Shares April 30, 2018
Oppenheimer Institutional
Government Money Market Fund, Cl. E	4,171,368	71,589,652	71,705,696	4,055,324
Oppenheimer Limited-Term Bond Fund, Cl. I	1,917,456	40,655	—	1,958,111

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Oppenheimer Institutional Government Money Market Fund, Cl. E	$4,055,324	$33,616	$—	$—

13      OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

				Change in
			Realized	Unrealized
	Value	Income	Gain (Loss)	Gain (Loss)

Oppenheimer Limited-Term Bond Fund, Cl. I	$8,772,339	$183,954	$—	$(174,388)

Total	$12,827,663	$217,570	$—	$(174,388)

8. Rate shown is the 7-day yield at period end.

Futures Contracts as of April 30, 2018
Description	Buy/Sell	Expiration Date	Number of Contracts	Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)

United States Treasury Long Bonds	Buy	6/20/18	28	USD 4,005	$4,027,625	$22,777
United States Treasury Nts., 10 yr.	Sell	6/20/18	354	USD 42,604	42,347,250	257,080
United States Treasury Nts., 2 yr.	Buy	6/29/18	57	USD 12,098	12,086,672	(11,060)
United States Treasury Nts., 5 yr.	Sell	6/29/18	35	USD 3,987	3,972,773	14,536

						$283,333

Over-the-Counter Credit Default Swaptions Written at April 30, 2018
						Notional
	Counter-	Buy/Sell	Reference	Fixed	Expiration	Amount	Premiums
Description	party	Protection	Asset	Rate	Date	(000’s)	Received	Value
Credit Default Swap maturing 6/20/23 Call	BAC	Sell	CDX.NA.IG.30	0.900%	6/20/18	USD 17,600	$14,608	$(7,688)

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc

Definitions
CDX.NA.IG.30	Markit CDX North American Investment Grade High Volatility
MSCI	Morgan Stanley Capital International
ICE LIBOR	International Exchange Benchmark Administration-London Interbank Offered Rate
US0003M	ICE LIBOR USD 3 Month
USISDA05	USD ICE Swap Rate 11:00am NY 5 Year
USSW5	USD Swap Semi 30/360 5 Year

14      OPPENHEIMER CORPORATE BOND FUND

NOTES TO STATEMENT OF INVESTMENTS April 30, 2018 Unaudited

1. Organization

Oppenheimer Corporate Bond Fund (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end diversified management investment company. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Loans are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include information obtained from market participants regarding broker-dealer price quotations.

15      OPPENHEIMER CORPORATE BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

2. Securities Valuation (Continued)

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include market information relevant to the underlying reference asset such as the price of financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates, or the occurrence of other specific events.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about

16      OPPENHEIMER CORPORATE BOND FUND

2. Securities Valuation (Continued)

assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Mortgage-Backed Obligations	$—	$141,518	$—	$141,518
Corporate Bonds and Notes	—	193,629,307	—	193,629,307
Over-the-Counter Credit Default
Swaption Purchased	—	14,479	—	14,479
Investment Companies	12,827,663	—	—	12,827,663
Total Investments, at Value	12,827,663	193,785,304	—	206,612,967
Other Financial Instruments:
Futures contracts	294,393	—	—	294,393
Total Assets	$13,122,056	$193,785,304	$—	$206,907,360

Liabilities Table
Other Financial Instruments:
Futures contracts	$(11,060)	$—	$—	$(11,060)
Swaptions written, at value	—	(7,688)	—	(7,688)
Total Liabilities	$(11,060)	$(7,688)	$—	$(18,748)

For the reporting period, there were no transfers between levels.

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the

17      OPPENHEIMER CORPORATE BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Investments and Risks (Continued)

Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

4. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income

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4. Market Risk Factors (Continued)

securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

5. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

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NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Use of Derivatives (Continued)

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $53,220,764 and $50,737,411 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit

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5. Use of Derivatives (Continued)

default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is

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NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Use of Derivatives (Continued)

recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.

The Fund may purchase or sell credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

For the reporting period, the Fund had ending monthly average notional amounts of $902,500 on credit default swaps sell protection.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk. At period end, the Fund had no credit default swap agreements outstanding.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Statement of Investments and the Statement of Assets and Liabilities in the annual and semiannual reports. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund may purchase swaptions which give it the option to buy or sell credit protection through credit default swaps in order to decrease or increase exposure to the credit risk of individual issuers and/ or indexes of issuers. A swaption selling protection becomes more valuable as the likelihood of a credit event on the reference asset decreases. A swaption buying protection becomes more valuable as the likelihood of a credit event on the reference asset increases.

The Fund may write swaptions which give it the obligation, if exercised by the purchaser, to sell or buy credit protection through credit default swaps in order to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A written swaption

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5. Use of Derivatives (Continued)

selling protection becomes more valuable as the likelihood of a credit event on the reference asset decreases. A written swaption buying protection becomes more valuable as the likelihood of a credit event on the reference asset increases.

During the reporting period, the Fund had an ending monthly average market value of $1,448 and $769 on purchased and written swaptions, respectively.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally

23      OPPENHEIMER CORPORATE BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Use of Derivatives (Continued)

cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

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Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 4/30/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Corporate Bond Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	6/15/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	6/15/2018

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	6/15/2018